Q3 2018 Earnings

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations for the fourth quarter and full year 2018, including statements regarding expected comparable sales, effective tax rates, interest expense, net income, diluted earnings per share, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward- looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) customer traffic at malls, shopping centers, and at our stores; (5) competition from other retailers; (6) our dependence on a strong brand image; (7) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to execute our growth strategy, including improving profitability, providing an exceptional brand and customer experience, transforming and leveraging our systems and processes, and cultivating a strong company culture, and achieving our strategic objectives, including delivering compelling merchandise at an attractive value, investing in growing brand awareness and retaining and acquiring new customers to the Express brand, growing e-commerce sales and expanding our omni-channel capabilities, optimizing our store footprint, and managing our overall cost structure; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) impairment charges on long- lived assets; (18) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (19) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (20) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. 2

Express Is A Large Fashion Apparel Brand ♦ Express is a leading fashion apparel retailer with $2.2 billion in annual sales ♦ Strong and enduring dual-gender brand that addresses fashion needs across multiple wearing occasions ♦ Omni-channel business model with sales balanced across retail stores, outlet stores, and e-commerce ♦ Strong, tenured leadership team Sales Profile1,2 Wearing Occasions . Work 38% . Casual . Men’s 62% Jeanswear . Women’s Going out 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $57 million. 3

Omni-Channel Business Model STORES E-COMMERCE . 634 company-operated . Express.com and the stores in the U.S. and Express mobile app Puerto Rico . Extends brand reach . Full price and outlet . More choices with stores additional sizing and . Vital to the overall $2.2B assortments customer and brand 2017 Net Sales1 . More targeted customer experience outreach and . Effective marketing segmentation using and customer analytics acquisition vehicle . Growing as a percentage . Integral to omni- of total net sales channel strategy 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $57 million. 4

Q3 2018 Results

Key Q3 2018 Achievements ♦ Overall third quarter performance in line with guidance ♦ Total sales increased 2%, with flat comparable sales ♦ E-commerce comparable sales increased 23%, on top of 23% growth last year, and accounted for 29% of net sales, up from 23% last year ♦ Gross margin expanded 70 basis points ♦ Omni-channel capabilities delivered increased benefits ♦ Strong balance sheet maintained with cash of $161 million, and no debt obligations ♦ Repurchased 2.5 million shares for $24.2 million 6

Q3 2018 Financial Performance Net Sales Diluted EPS $ in millions . Net sales +2% . Comparable sales1 +0% . E-commerce sales1,2 +23% Key Highlights • Overall third quarter performance in line with guidance • Total sales increased 2%, with flat comparable sales • E-commerce comparable sales increased 23% and accounted for 29% of net sales vs. 23% last year • Gross margin expanded 70 basis points versus prior year 1. Comparable sales for the third quarter of 2018 were calculated using the 13-week period ended November 3, 2018, as compared to the 13-week period ended November 4, 2017. 2. Reported e-commerce sales increased 26%. 7

Balance Sheet And Cash Flow Cash Capital Expenditures $ in millions $ in millions . No debt outstanding . Untapped revolver of up to $250M Key Highlights • Strong balance sheet maintained with cash of $161 million and no debt • Cash decline versus last year driven by $73 million of share repurchases • Repurchased 10.6 million shares for $91 million life to date under existing $150 million share repurchase program and currently have $59 million remaining available 8

2018 Financial Guidance

2018 Key Initiatives ♦ Product . Delivering compelling new product and improving upon key existing categories ♦ Brand . Investing in growing brand awareness and focusing on customer acquisition and retention . Increasing NEXT loyalty and Express NEXT credit card customers ♦ Customer Experience . Growing e-commerce and mobile sales . Expanding omni-channel capabilities ♦ Other Initiatives . Cost savings . Real estate . Systems and technology 10

2018 Financial Guidance Guidance as of November 29, 20181 Q4 2018 FY 2018 Comparable Sales -5% to -7% -1% to -2% Interest Income/(Expense), Net $0.1 million ($0.1) million Effective Tax Rate Approximately 31% Approximately 32% Net Income $8 million to $14 million $18.5 to $24.5 million Diluted EPS $0.11 to $0.20 $0.25 to $0.33 Weighted Average Diluted Shares 70.4 million 73.7 million Capital Expenditures N/A $53 to $58 million 1. This guidance does not take into account any additional non-core items that may occur and also excludes the impact of any future share repurchases. 11

Appendix

Projected 2018 Real Estate Activity 13

Our Store Portfolio # of Stores 1 Net Sq Ft Growth 3% 1% 2% 0% 0% -4% -1% 1. Projection for the period ending February 2, 2019. 14